SUPPLEMENT DATED SEPTEMBER 14, 2011 TO THE
STERLING CAPITAL FUNDS CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
AND INSTITUTIONAL AND CLASS R SHARES PROSPECTUS,
EACH DATED FEBRUARY 1, 2011, AS AMENDED
Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Funds’ Class A, Class B, and Class C Shares Prospectus and Institutional and Class R Shares Prospectus, each dated February 1, 2011, as amended (each, a “Prospectus”):
On July 26, 2011, Sterling Capital Funds (the “Funds”) and Sterling Capital Management LLC (“Sterling Capital”) obtained exemptive relief from the Securities and Exchange Commission that permits Sterling Capital to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval. Effective immediately, the disclosure under the heading “The Investment Adviser” in each Prospectus regarding such exemptive relief is revised to reflect that the previously-described exemptive relief has in fact been obtained.
Pursuant to this exemptive relief, BlackRock Advisors, LLC has been approved by the Board of Trustees of the Funds (pursuant to the recommendation of Sterling Capital) to serve as sub-adviser to the Sterling Capital National Tax-Free Money Market Fund and the Sterling Capital Prime Money Market Fund (the “Money Market Funds”), effective as of October 1, 2011. As of that same date, references in each Prospectus to the sub-adviser to the Money Market Funds are revised accordingly.
In addition, the following disclosure replaces the disclosure under the heading “The Investment Sub-Advisers — National Tax-Free Money Market Fund and Prime Money Market Fund” in each Prospectus:
BlackRock Advisors, LLC (“BlackRock”) serves as the sub-adviser to the National Tax-Free Money Market Fund and Prime Money Market Fund pursuant to a sub-advisory agreement with Sterling Capital (the “BlackRock Sub-Advisory Agreement”). Under the BlackRock Sub-Advisory Agreement, BlackRock manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds’ securities, subject to the general supervision of the Sterling Capital Funds’ Board of Trustees and Sterling Capital and in accordance with the Funds’ investment objectives, policies and restrictions.
BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock is located at 100 Bellevue Parkway, Wilmington, Delaware 19390. BlackRock and other subsidiaries of BlackRock, Inc. had approximately $3.659 trillion in investment company and other portfolio assets under management as of June 30, 2011.
Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE
MM-SUP-0911

SUPPLEMENT DATED SEPTEMBER 14, 2011 TO THE
STERLING CAPITAL FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 1, 2011, AS AMENDED
Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Funds’ Statement of Additional Information dated February 1, 2011, as amended (the “SAI”):
On July 26, 2011, Sterling Capital Funds (the “Funds”) and Sterling Capital Management LLC (“Sterling Capital”) obtained exemptive relief from the Securities and Exchange Commission that permits Sterling Capital to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval.
Pursuant to this exemptive relief, BlackRock Advisors, LLC has been approved by the Board of Trustees of the Funds (pursuant to the recommendation of Sterling Capital) to serve as sub-adviser to the Sterling Capital National Tax-Free Money Market Fund and the Sterling Capital Prime Money Market Fund (the “Money Market Funds”), effective as of October 1, 2011. As of that same date, references in the SAI to the sub-adviser to the Money Market Funds are revised accordingly.
In addition, the following disclosure is added to the disclosure under the heading “Sub-Advisers — National Tax-Free Money Market Fund and Prime Money Market Fund”:
National Tax-Free Money Market Fund and Prime Money Market Fund. Investment sub-advisory and management services are provided to the National Tax-Free Money Market Fund and the Prime Money Market Fund by BlackRock Advisors, LLC (“BlackRock”), pursuant to a Sub-Advisory Agreement (the “BlackRock Sub-Advisory Agreement”) dated as of October 1, 2011, between Sterling Capital and BlackRock.
BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Barclays Bank PLC holds an economic stake in BlackRock, Inc. BlackRock, Inc. and its global subsidiaries provide investment management and risk management services and had assets under management totaling approximately $3.659 trillion in investment company and other portfolio assets under management as of June 30, 2011. BlackRock, Inc. is located at 55 East 52nd Street, New York, New York 10055.
For its services and expenses incurred under the BlackRock Sub-Advisory Agreement, BlackRock is entitled to a fee, payable by Sterling Capital. For the Prime Money Market Fund, the fee is computed daily and paid monthly at the annual rate of seven one-hundredths of one percent (0.07%) of the Prime Money Market Fund’s average daily net assets, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for both the Prime Money Market Fund and the National Tax-Free Money Market Fund), or such lower fee as may be agreed upon by Sterling Capital and BlackRock. For the National Tax-Free Money Market Fund, the fee is computed daily and paid monthly at the annual rate of ten one-hundredths of one percent (0.10%) of the National Tax-Free Money Market Fund’s average daily net assets up to and including $500 million, and at an annual rate of eight one-hundredths of one percent (0.08%) for amounts in excess of $500 million, subject to a minimum of $250,000 per year (such minimum to be applied on an aggregate basis for both the Prime Money Market Fund and the National Tax-Free Money Market Fund), or such lower fee as may be agreed upon by Sterling Capital and BlackRock.
The BlackRock Sub-Advisory Agreement will continue from year to year if such continuance is approved at least annually by Sterling Capital Funds’ Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Funds (as defined under “ADDITIONAL INFORMATION — Miscellaneous”) and by vote of a majority of the Trustees who are not interested persons of the Funds, Sterling Capital or BlackRock, cast in person at a meeting called for the purpose of voting on such approval. The BlackRock Sub-Advisory Agreement is terminable by Sterling Capital on 60 days’ written notice to BlackRock either by approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, or on 60 days’ written notice by BlackRock. The BlackRock Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act, or upon the termination of the advisory agreement between the Funds and Sterling Capital.
Prior to October 1, 2011, Federated Investment Management Company (“FIMC”) served as the Sub-Adviser to the National Tax-Free Money Market Fund and the Prime Money Market Fund. For the fiscal years ended September 30, 2010, 2009, and 2008, Sterling Capital paid FIMC $556,518, $972,477 and $1,248,819, respectively, for sub-advisory services to the Prime Money Market Fund. For the fiscal years ended September 30, 2010, 2009 and 2008 Sterling Capital paid FIMC $213,365, $219,166, and $116,707, respectively, for sub-advisory services to the National Tax-Free Money Market Fund.
Proxy Voting Policies and Procedures
The proxy voting policies and procedures of FIMC are deleted and replaced with the proxy voting procedures of BlackRock, as found below:

BlackRock

Proxy voting guidelines for U.S. securities

March 2011

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These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles — 2011.
Introduction
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
Voting guidelines
These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.
The six key themes are:
▶	Boards and directors

▶	Auditors and audit-related issues

▶	Capital structure, mergers, asset sales and other special transactions

▶	Remuneration and benefits

▶	Social, ethical and environmental issues

▶	General corporate governance matters
Boards and directors
Director elections
BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:
▶	The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the

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proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

▶	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

▶	An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

▶	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

▶	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

▶	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

▶	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

▶	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

▶	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

▶	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

▶	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

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▶	Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

▶	Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.
If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.
Director independence
We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. include but are not limited to:
▶	Employment by the company or a subsidiary as a senior executive within the previous five years

▶	Status as a founder of the company

▶	Substantial business or personal relationships with the company or the company’s senior executives within the past three years

▶	Family relationships with senior executives of the company

▶	An equity ownership in the company in excess of 20%
Age limits / term limits
We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.
Board size
We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

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Classified board of directors/staggered terms
A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).
We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.
Contested director elections
Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.
Cumulative voting for directors
Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.
We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent.
Director compensation and equity programs
We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of

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company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.
Indemnification of directors and officers
We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.
Majority vote requirements
BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Separation of chairman and CEO positions
We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.
Shareholder access to the proxy
We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in

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the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.
Equal voting rights
BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

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However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.
Increase in authorized common shares
BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.
Stock splits and reverse stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, asset sales, and other special transactions
In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:
▶	For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the

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parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

▶	There should be a favorable business reason for the combination.

▶	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

▶	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.
Poison pill plans
Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.
Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.
Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
Reimbursement of expenses for successful shareholder campaigns
Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

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Remuneration and benefits
We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.
Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)
BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members.
Claw back proposals
Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment

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under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.
Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.
Golden parachutes
Golden parachutes provide for compensation to management in the event of a change in control.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.
We generally view golden parachutes as encouragement to management to consider proposals that might be beneficial to shareholders. When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless there is clear evidence of excess or abuse.
Option exchanges
BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

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Pay-for-Performance plans
In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Pay-for-Superior-Performance
These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Social, ethical and environmental issues
See “Global Corporate Governance and Engagement Principles.”
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

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Confidential voting
Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Shareholders’ right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to initiate the consent solicitation process, and support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We believe that such thresholds are necessary in order to avoid the waste of corporate resources in addressing narrowly supported interests. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or recommends thresholds for action that we believe are too low.
Shareholders’ right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.

13 2011 Proxy voting guidelines for U.S. securities

Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

14 2011 Proxy voting guidelines for U.S. securities
Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE SAI FOR FUTURE REFERENCE
SAI-MMSUP-0911

SUPPLEMENT DATED SEPTEMBER 14, 2011 TO THE
STERLING CAPITAL EQUITY INDEX FUND
CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
DATED MAY 1, 2011, AS AMENDED
Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Equity Index Fund Class A, Class B, and Class C Shares Prospectus (the “Prospectus”) dated May 1, 2011, as amended:
The following replaces the text under the heading “Fee Table — Annual Fund Operating Expenses” with respect to the Fund in the Prospectus:
Annual Fund Operating Expenses1,3 (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
	Shares	Shares	Shares
Management Fees	0.05%	0.05%	0.05%
Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%
Other Expenses	0.81%	0.81%	0.81%
Total Annual Fund Operating Expenses	1.36%	1.86%	1.86%
Fee Waiver or Expense Reimbursement	-0.25%[4]	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.11%[4]	1.86%	1.86%

[1]	The Shareholder Fees and Annual Fund Operating Expenses tables reflect the expenses of both the S&P 500® Stock Master Portfolio (the “Master Portfolio”) and the Fund.

[2]	A contingent deferred sales charge (“CDSC”) on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

[3]	Annual Fund Operating Expenses have been restated to reflect current fees.

[4]	The Fund’s Distributor has contractually agreed to limit the distribution and shareholder service (12b-1) fees for Class A Shares of the Fund to 0.25% for the period from May 1, 2011 through April 30, 2012. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Underwriting Agreement or the 12b-1 Plan with respect to the Fund.
In addition, the following replaces the text under the heading “Example” with respect to the Fund:
Example1
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same except for the expiration of the current contractual expense limitation on April 30, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$682	$958	$1254	$2096
Class B Shares	$589	$885	$1106	$2049
Class C Shares	$189	$585	$1006	$2180
You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$682	$958	$1254	$2096
Class B Shares	$189	$585	$1006	$2049
Class C Shares	$189	$585	$1006	$2180

[1]	The Example reflects the expenses of both the Master Portfolio and the Fund.
Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE
EQX-SUP-0911

SUPPLEMENT DATED SEPTEMBER 14, 2011 TO THE
STERLING CAPITAL EQUITY INDEX FUND INSTITUTIONAL SHARES PROSPECTUS
DATED MAY 1, 2011, AS AMENDED
Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Equity Index Fund Institutional Shares Prospectus (the “Prospectus”) dated May 1, 2011, as amended:
The following replaces the text under the heading “Fee Table — Annual Fund Operating Expenses” with respect to the Fund in the Prospectus:
Annual Fund Operating Expenses1,2 (expenses that you pay each year as a percentage of the value of your investment)

Institutional
Shares
Management Fees	0.05%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.81%
Total Annual Fund Operating Expenses	0.86%

[1]	The Shareholder Fees and Annual Fund Operating Expenses tables reflect the expenses of both the S&P 500® Stock Master Portfolio (the “Master Portfolio”) and the Fund.

[2]	Annual Fund Operating Expenses have been restated to reflect current fees.
In addition, the following replaces the text under the heading “Example” with respect to the Fund:
Example1
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Institutional Shares	$88	$274	$477	$1,061
You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Institutional Shares	$88	$274	$477	$1,061

[1]	The Example reflects the expenses of both the Master Portfolio and the Fund.
Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

EQXI-SUP-0911